                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 2, 2000.

                              THE LOEWEN GROUP INC.
             (Exact name of registrant as specified in its charter)



   British Columbia, Canada               0-18429               98-0121376
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)




  4126 Norland Avenue, Burnaby, British Columbia              V5G 3S8
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      (Address of principal executive offices)              (zip code)



Registrant's telephone number, including area code      604-299-9321
                                                  ------------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




                                                      Exhibit Index is on page 3
                                                                     Page 1 of 5


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ITEM 5. OTHER EVENTS.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.    Description
-----------    -----------
Exhibit 99     The Loewen Group Inc. Press Release dated October 2, 2000.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2000.

                                      THE LOEWEN GROUP INC.



                                      By:    /s/ Bradley D. Stam
                                         ---------------------------------------
                                      Name:  Bradley D. Stam
                                      Title: Senior Vice President,
                                             Legal & Asset Management

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                                  EXHIBIT INDEX




                                                            Sequential
Number     Exhibit                                          Page Number
------     -------                                          -----------
99         The Loewen Group Inc.                                4
           Press Release dated October 2, 2000